Digital Media Solutions, Inc. Announces Q4 And Full Year 2022 Financial Results And The Completion Of Asset Purchases From Customer Direct Group
•Fourth-quarter net revenue of $100.8 million
•Full year 2022 revenue of $391.1 million, exceeding guidance
•Fourth-quarter net loss of $25.1 million and Adjusted EBITDA of $7.1 million
•Full year 2022 net loss of $52.5 million and Adjusted EBITDA of $25.7 million
•Fourth-quarter gross margin of 24.8% and Variable Marketing Margin (VMM) of 30.6%
•Full year gross margin of 26.4% and VMM of 32.7%
•Closed previously announced acquisition of HomeQuote.io marketplace and ClickDealer international ad network

Clearwater, Fla. -- March 31, 2023 -- Digital Media Solutions, Inc. (NYSE: DMS), a leading provider of technology-enabled digital performance advertising solutions connecting consumers and advertisers, today announced financial results for the fourth quarter and full year ended December 31, 2022, along with the completion of asset purchases from Customer Direct Group.

DMS serves 285 scaled enterprise customers and over 7,000 SMBs across the P&C Insurance, Health Insurance, Ecommerce, Career and Education, and Consumer Finance verticals with digital performance marketing solutions.

“We are proud of our results in a dynamic operating environment, exceeding guidance for full year 2022 net revenue. Our results demonstrate the strength of our agnostic solutions, which are highlighted by the diversity in our customers and the end markets we serve. We are excited to add the HomeQuote.io marketplace and ClickDealer’s international performance ad network to the DMS ecosystem,” said Joe Marinucci, CEO of DMS. “Home improvement and related home services represent an enormous addressable market opportunity for future growth. ClickDealer’s international ad network will expand our Brand Direct business globally, allowing us to serve more advertisers and consumers in key verticals and end markets. Both businesses will continue to benefit from our proprietary technology, first-party data, and expansive and agnostic media reach.”

“Diversity in both our customer base and verticals we serve allows DMS to remain agile to move as markets dictate, giving us a competitive advantage. Earlier this year, we focused on strengthening our balance sheet, which provides ample flexibility to continue to invest in our strategic growth initiatives. Given the length of the current market cycle, we continue to be diligently focused on managing our operating expenses as a major financial performance lever that is fully under our control,” Rick Rodick, CFO, added.

Additionally, DMS successfully raised new equity financing to strengthen the company's balance sheet. This financing includes participation by DMS co-founders along with strategic investors and will better position the company to execute on its growth initiatives in 2023 and beyond. For additional information, see the private placement of convertible preferred stock press release at https://investors.digitalmediasolutions.com.

Fourth Quarter 2022 Performance:

(All comparisons are relative to the fourth quarter of 2021)

•Net revenue of $100.8 million, down 15.3%
•Gross profit margin of 24.8%, a decrease of 4.9 PPTS
•Variable Marketing Margin of 30.6%, an increase of 0.2 PPTS
•Operating expenses totaled $50.1 million, a decrease of  $4.7 million
•Net loss of $25.1 million compared to net income of $3.9 million
•Adjusted EBITDA of $7.1 million compared to $14.7 million
•EPS of $(0.38) compared to $(0.11)
•Ended the quarter with $48.8 million in cash and cash equivalents, and total debt of $256.8 million

Fourth Quarter 2022 Segment Performance (including intra-company revenue):

(All comparisons are relative to the fourth quarter of 2021)

•Brand Direct Solutions generated revenue of $55.9 million, down 23.1%. Gross margin was 21.3%, down from 23.7%.
•Marketplace Solutions generated revenue of $50.3 million, down 14.6%. Gross margin was 22.0%, down from 28.4%.
•Technology Solutions generated revenue of $2.3 million, down 37.4%. Gross margin was 83.4%, up from 37.6%.

Full Year 2022 Performance:

(All comparisons are relative to the full year of 2021)

•Net revenue of $391.1 million, down 8.6%
•Gross profit margin of 26.4%, a decrease of 2.8 PPTS
•Variable Marketing Margin of 32.7%, a decrease of 2.7 PPTS
•Operating expenses totaled $155.8 million, a decrease of $29.3 million
•Net loss of $52.5 million compared to net income of $6.2 million
•Adjusted EBITDA of $25.7 million compared to $58.0 million
•EPS of $(0.84) compared to $0.06
•Ended the year with $48.8 million in cash and cash equivalents, and total debt of $256.8 million

Full Year 2022 Segment Performance (including intra-company revenue):

(All comparisons are relative to the full year of 2021)

•Brand Direct Solutions generated revenue of $204.2 million, down 19.5%. Gross margin was 21.0%, down from 23.0%.
•Marketplace Solutions generated revenue of $216.4 million, down 3.5%. Gross margin was 24.1%, down from 27.0%.
•Technology Solutions generated revenue of $9.8 million, up 1.7%. Gross margin was 85.4%, up from 63.2%.

First Quarter and Second Quarter 2023 Guidance:

DMS anticipates Revenue, Gross Margin, Variable Marketing Margin and Adjusted EBITDA to be in the following ranges:

Our guidance for Q1 2023 reflects typical seasonality along with continued challenging market conditions in our P&C vertical. Q2 reflects the financial contribution we expect to realize from closing the Homequote.io and ClickDealer acquisition. We are not providing full year 2023 guidance at this time.

First Quarter 2023:
•Net Revenue: $90 – $92 million
•Gross Margin: 24% – 26%
•Variable Marketing Margin: 30% – 35%
•Adjusted EBITDA: $3 – $5 million

Second Quarter 2023:
•Net Revenue: $108 – $112 million
•Gross Margin: 24% – 26%
•Variable Marketing Margin: 30% – 35%
•Adjusted EBITDA: $6 – $8 million

Adjusted EBITDA and Variable Marketing Margin are non-GAAP financial measures. Management believes that Adjusted EBITDA and Variable Marketing Margin provide useful information to investors and help explain and isolate the core operating performance of the business — refer to the “Non-GAAP Financial Measures” section below. For guidance purposes, the Company is not providing a quantitative reconciliation of these non-GAAP measures in reliance on the “unreasonable efforts” exception for forward-looking non-GAAP measures set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated without unreasonable effort and expense.

Conference Call and Webcast Information:

The U.S. toll-free dial-in for the conference call is 1-844-200-6205, and the international dial-in number is 1-646-904-5544. The access code is 437128. A live webcast of the conference call will be available on the investor relations page of the company's website at https://investors.digitalmediasolutions.com.

A replay will be available after the conclusion of the call on March 31, 2023, through April 7, 2023. The U.S. toll-free replay dial-in number is 1-866-813-9403, and the international replay dial-in number is 1-929-458-6194. The replay access code is 447159.

Forward-Looking Statements:

This press release includes “forward-looking statements” within the meaning of that term in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are made in reliance upon such acts and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. DMS’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward statements are often identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, DMS’s expectations with respect to its and ClickDealer’s future performance and its ability to implement its strategy and are based on the beliefs and expectations of our management team from the information available at the time such statements are made. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) DMS’s ability to attain the expected financial benefits from the ClickDealer transaction, (2) any impacts to the ClickDealer business from our acquisition thereof, (3) the COVID-19 pandemic or other public health crises; (4) management of our international expansion as a result of the ClickDealer acquisition; (5) changes in client demand for our services and our ability to adapt to such changes; (6) the entry of new competitors in the market; (7) the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (8) the ability to maintain, grow and protect the data DMS obtains from consumers and advertisers, and to ensure compliance with data privacy regulations in newly entered markets; (9) the performance of DMS’s technology infrastructure; (10) the ability to protect DMS’s intellectual property rights; (11) the ability to successfully source, complete and integrate acquisitions; (12) the ability to improve and maintain adequate internal controls over financial and management systems, and remediate material weaknesses therein, including any integration of the ClickDealer business; (13) changes in applicable laws or regulations and the ability to maintain compliance; (14) our substantial levels of indebtedness; (15) volatility in the trading price on the NYSE of our common stock and warrants; (16) fluctuations in value of our private placement warrants; and (17) other risks and uncertainties indicated from time to time in DMS’s filings with the SEC, including those under “Risk Factors” in DMS’s Annual Report on Form 10-K and its subsequent filings with the SEC. There may be additional risks that we consider immaterial or which are unknown, and it is not possible to predict or identify all such risks. DMS cautions that the foregoing list of factors is not exclusive. DMS cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DMS does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

About DMS:

Digital Media Solutions, Inc. (NYSE: DMS) is a leading provider of data-driven, technology-enabled digital performance advertising solutions connecting consumers and advertisers within the auto, home, health, and life insurance, plus a long list of top consumer verticals. The DMS first-party data asset, proprietary advertising technology, significant proprietary media distribution, and data-driven processes help digital advertising clients de-risk their advertising spend while scaling their customer bases. Learn more at https://digitalmediasolutions.com.

Investor Relations
investors@dmsgroup.com

For inquiries related to media, contact marketing@dmsgroup.com

DIGITAL MEDIA SOLUTIONS, INC.
Consolidated Balance Sheets
(in thousands, except per share par value)

	December 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$48,839	$26,394
Accounts receivable, net of allowances of $4,656 and $4,930, respectively	48,109	51,578
Prepaid and other current assets	3,296	3,698
Income tax receivable	1,626	2,078
Total current assets	101,870	83,748
Property and equipment, net	17,702	19,168
Operating lease right-of-use assets, net	2,187	—
Goodwill	77,238	76,558
Intangible assets, net	27,519	66,228
Other assets	765	889
Total assets	$227,281	$246,591
Liabilities and Stockholders' Deficit
Current liabilities:
Accounts payable	$39,908	$42,073
Accrued expenses and other current liabilities	7,101	9,473
Current portion of long-term debt	2,250	2,250
Income taxes payable	(340)	103
Tax Receivable Agreement liability	164	1,310
Operating lease liabilities - current	2,175	—
Contingent consideration payable - current	1,453	7,370
Deferred acquisitions consideration payable - current	—	4,785
Total current liabilities	52,711	67,364

Long-term debt	254,573	215,505
Deferred tax liabilities	1,112	4,786
Operating lease liabilities - non-current	2,232	—
Private Placement Warrant liabilities	600	3,960
Contingent consideration payable - non-current	—	1,069
Other non-current liabilities	—	1,725
Total liabilities	311,228	294,409
Stockholders' deficit:
Preferred stock, $0.0001 par value, 100,000 shares authorized; none issued and outstanding at December 31, 2022	—	—
Class A common stock, $0.0001 par value, 500,000 shares authorized; 39,957 issued and outstanding at December 31, 2022	4	3
Class B convertible common stock, $0.0001 par value, 60,000 shares authorized; 25,699 issued and outstanding at December 31, 2022	3	3
Class C convertible common stock, $0.0001 par value, 40,000 shares authorized; none issued and outstanding at December 31, 2022	—	—
Additional paid-in capital	(14,054)	(25,239)
Treasury stock, at cost, 138 and 0 shares, respectively	(181)	—
Cumulative deficit	(32,896)	(944)
Total stockholders' deficit	(47,124)	(26,177)
Non-controlling interest	(36,823)	(21,641)
Total stockholders' deficit	(83,947)	(47,818)
Total liabilities and stockholders' deficit	$227,281	$246,591

DIGITAL MEDIA SOLUTIONS, INC.
Consolidated Statements of Operations
(in thousands, except per share data)

	Years Ended December 31,
	2022	2021
Net revenue	$391,148	$427,935
Cost of revenue (exclusive of depreciation and amortization)	287,820	303,025
Salaries and related costs	49,872	48,014
General and administrative expenses	41,878	40,040
Depreciation and amortization	28,242	25,401
Impairment of intangible assets	21,570	—
Acquisition costs	1,650	1,967
Change in fair value of contingent consideration liabilities	2,583	1,106
(Loss) income from operations	(42,467)	8,382
Interest expense	17,366	14,166
Change in fair value of warrant liabilities	(3,360)	(18,115)
Change in Tax Receivable Agreement liability	125	(15,289)
Loss on debt extinguishment	—	2,108
Loss on disposal of assets	7	8
Net (loss) income before income taxes	(56,605)	25,504
Income tax (benefit) expense	(4,105)	19,311
Net (loss) income	(52,500)	6,193
Net (loss) income attributable to non-controlling interest	(20,548)	3,991
Net (loss) income attributable to Digital Media Solutions, Inc.	$(31,952)	$2,202

Weighted-average shares outstanding - basic	38,252	35,249
Weighted-average shares outstanding - diluted	38,279	35,764
(Loss) earnings per share attributable to Digital Media Solutions, Inc.:
Basic and diluted - per common shares	$(0.84)	$0.06

DIGITAL MEDIA SOLUTIONS, INC.
Consolidated Statements of Cash Flows
(in thousands)

	Years Ended December 31,
	2022	2021
Cash flows from operating activities
Net (loss) income	$(52,500)	$6,193
Adjustments to reconcile net income to net cash from operating activities
Provision for bad debt	1,761	4,798
Depreciation and amortization	28,242	25,401
Amortization of right-of-use assets	937	—
Loss on disposal of assets	7	8
Impairment of intangible assets	21,570	—
Lease restructuring charges	438	542
Loss on debt extinguishment	—	2,108
Stock-based compensation, net of amounts capitalized	6,656	6,393
Amortization of debt issuance costs	1,490	1,379
Deferred income tax (benefit) provision, net	(4,108)	16,459
Change in fair value of contingent consideration	2,583	1,106
Change in fair value of warrant liability	(3,360)	(18,115)
Change in Tax Receivable Agreement liability	(1,146)	(16,402)
Change in income tax receivable and payable	9	(727)
Change in accounts receivable	1,984	(8,369)
Change in prepaid expenses and other current assets	416	(419)
Change in accounts payable and accrued expenses	(3,055)	(612)
Change in operating lease liabilities	(2,102)	—
Change in other liabilities	(137)	(956)
Net cash (used in) provided by operating activities	(315)	18,787
Cash flows from investing activities
Additions to property and equipment	(6,744)	(9,114)
Acquisition of businesses, net of cash acquired	(2,502)	(25,129)
Net cash used in investing activities	(9,246)	(34,243)
Cash flows from financing activities
Proceeds from borrowings on revolving credit facilities	40,000	11,000
Proceeds from issuance of long-term debt	—	220,840
Payments of long-term debt and notes payable	(2,250)	(200,977)
Payments of borrowings on revolving credit facilities	—	(15,000)
Payment of debt issuance costs	—	(3,565)
Tax withholding on share based awards	—	(994)
Payment of equity issuance	—	(493)
Payment of early termination	—	(188)
Proceeds from warrants exercised	—	11
Purchase of treasury stock related to stock-based compensation	(181)	—
Distributions to non-controlling interest holders	(563)	(196)
Payment of deferred consideration payable	(5,000)	—
Other	—	15
Net cash provided by financing activities	32,006	10,453
Net change in cash and cash equivalents	22,445	(5,003)
Cash and cash equivalents, beginning of period	26,394	31,397
Cash and cash equivalents, end of period	$48,839	$26,394

	Years Ended December 31,
	2022	2021

Supplemental Disclosure of Cash Flow Information
Cash Paid During the Period For
Interest	$15,574	$12,926
Income taxes	1,214	4,442
Non-Cash Transactions:
Contingent and deferred acquisition consideration	$3,014	$11,903
Stock-based compensation capitalized in property and equipment	469	447
Capital expenditures included in accounts payable	151	410
Issuance of equity for AAP and Crisp Results	10,000	35,000

NON-GAAP FINANCIAL MEASURES

In addition to providing financial measurements based on accounting principles generally accepted in the United States of America (“GAAP”), this earnings release includes additional financial measures that are not prepared in accordance with GAAP (“non-GAAP”), including Variable Marketing Margin, Adjusted EBITDA, Unlevered Free Cash Flow, Adjusted Net Income and Adjusted EPS. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures can be found below.

As explained further below, we use these financial measures internally to review the performance of our business units without regard to certain accounting treatments, non-operational, extraordinary or non-recurring items. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations. Because of these limitations, management relies primarily on its GAAP results and uses non-GAAP measures only as a supplement.

Variable Marketing Margin

Variable Marketing Margin is a measure of the efficiency of the Company’s revenue generation efforts, measuring revenue after subtracting the variable marketing and direct media costs that are directly associated with revenue generation. Variable Marketing Margin and Variable Marketing Margin % of revenue are key reporting metrics by which the Company measures the efficacy of its marketing and media acquisition efforts.

Variable Marketing Margin is defined as revenue less variable marketing expense. Variable marketing expense is defined as the expense attributable to variable costs paid for direct marketing and media acquisition costs, and includes only the portion of cost of revenue attributable to costs paid for this direct marketing activity and advertising acquired for resale to the Company’s customers, and excludes overhead, fixed costs and personnel-related expenses. The majority of these variable advertising costs are expressly intended to drive traffic to our websites and to our customers’ websites, and these variable advertising costs are included in cost of revenue on the company's consolidated statements of operations.

Below is a reconciliation of net loss to Variable Marketing Margin and net loss % of revenue to Variable Marketing Margin % of revenue.

The following table provides a reconciliation of Variable Marketing Margin to net loss, the most directly comparable GAAP measure (in thousands, except percentages):

	Three Months Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
Net (loss) income	$(25,135)	$(3,923)	$(52,500)	$6,193
Net (loss) income % of revenue	(25)%	(3)%	(13)%	1%

Adjustments to reconcile to variable marketing margin:
Cost of revenue adjustment (1)	5,879	7,527	24,470	26,383
Salaries and related costs	11,261	13,586	49,872	48,014
General and administrative expenses	9,257	14,368	41,878	40,040
Acquisition costs	1,344	147	1,650	1,967
Depreciation and amortization	6,866	5,751	28,242	25,401
Impairment of intangible assets	21,570	—	21,570	—
Change in fair value of contingent consideration	50	(3,085)	2,583	1,106
Change in fair value of warrant liabilities	(880)	(4,280)	(3,360)	(18,115)
Change in Tax Receivable Agreement liability	245	(15,289)	125	(15,289)
Loss on disposal of assets	7	—	7	8
Loss on debt extinguishment	—	—	—	2,108
Interest expense	5,292	3,531	17,366	14,166
Income tax (benefit) expense	(4,925)	17,784	(4,105)	19,311
Total adjustments	55,966	40,040	180,298	145,100
Variable marketing margin	$30,831	$36,117	$127,798	$151,293
Variable marketing margin % of revenue	31%	30%	33%	35%
______________
(1)Represents amounts reported as cost of revenue that are not direct media costs associated with lead sales, which were added back for the purpose of the Variable Marketing Margin (“VMM”).

Adjusted EBITDA, Unlevered Free Cash Flow and Unlevered Free Cash Flow Conversion

Adjusted EBITDA is defined as net (loss) income, excluding (a) interest expense, (b)income tax (benefit) expense, (c) depreciation and amortization, (d) impairment of intangible assets, (e) change in fair value of warrant liabilities, (f) debt extinguishment, (g) stock-based compensation, (h) change in Tax Receivable Agreement liability, (i) restructuring costs, (j) acquisition costs, and (k) other expense.

In addition, we adjust to take into account estimated cost synergies related to our acquisitions. These adjustments are estimated based on cost-savings that are expected to be realized within our acquisitions over time as these acquisitions are fully integrated into DMS. These cost-savings result from the removal of cost and or service redundancies that already exist within DMS, technology synergies as systems are consolidated and centralized, headcount reductions based on redundancies, right-sized cost structure of media and service costs utilizing the most beneficial contracts within DMS and the acquired companies with external media and service providers. We believe that these non-synergized costs tend to overstate our expenses during the periods in which such synergies are still being realized.

Furthermore, in order to review the performance of the combined business over periods that extend prior to our ownership of the acquired businesses, we include the pre-acquisition performance of the businesses acquired. Management believes that doing so helps to understand the combined operating performance and potential of the business as a whole and makes it easier to compare performance of the combined business over different periods.

Unlevered Free Cash Flow is defined as Adjusted EBITDA, less capital expenditures, and Unlevered Free Cash Flow Conversion is defined as Unlevered Free Cash Flow divided by Adjusted EBITDA.

The following table provides a reconciliation between Adjusted net income and Adjusted EBITDA, and Unlevered Free Cash Flow, from Net loss, the most directly comparable GAAP measure (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
Net (loss) income	$(25,135)	$(3,923)	$(52,500)	$6,193
Adjustments
Interest expense	5,292	3,531	17,366	14,166
Income tax (benefit) expense	(4,925)	17,784	(4,105)	19,311
Depreciation and amortization	6,866	5,751	28,242	25,401
Impairment of intangible assets	21,570	—	21,570	—
Change in fair value of warrant liabilities (1)	(880)	(4,280)	(3,360)	(18,115)
Change in Tax Receivable Agreement liability	245	(15,289)	125	(15,289)
Loss on debt extinguishment	—	—	—	2,108
Stock-based compensation expense	1,324	2,417	6,656	6,463
Restructuring costs	146	984	2,312	1,118
Acquisition costs (2)	1,344	147	1,650	1,967
Change in fair value of contingent consideration liabilities	51	3,631	2,583	1,106
Other expense (3)	1,177	2,320	5,117	6,520
Adjusted net income	$7,075	$13,073	25,656	50,949
Additional adjustments
Pro forma cost savings - Reorganization (4)	$—	$—	—	31
Pro forma cost savings - Acquisitions (5)	—	674	—	3,330
Acquisitions EBITDA (6)	—	—	—	2,711
Accounts reserved (7)	—	944	—	944
Adjusted EBITDA	$7,075	$14,691	25,656	57,965
Less: Capital Expenditures	1,497	1,239	6,744	9,114
Unlevered free cash flow	$5,578	$13,452	$18,912	$48,851
Unlevered free cash flow conversion	78.8%	91.6%	73.7%	84.3%
______________
(1)Mark-to-market warrant liability adjustments.
(2)Includes business combination transaction fees, acquisition incentive payments and pre-acquisition expenses.
(3)Includes legal fees associated with acquisitions and other extraordinary matters, costs related to philanthropic initiatives, and private warrant transaction related costs.
(4)Costs savings as a result of the Company reorganization initiated in Q2 2020.
(5)Cost synergies expected as a result of the full integration of the acquisitions.
(6)Pre-acquisition Adjusted EBITDA results from the AAP and Crisp Results acquisitions during the year ended December 31, 2021.
(7)For the year ended December 31, 2021, represents bad debt expense associated with a specific strategic customer, which the Company believes will be settled over time.

A reconciliation of Unlevered Free Cash Flow to net cash provided by operating activities, the most directly comparable GAAP measure, is presented below (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
Unlevered free cash flow	$5,578	$13,452	$18,912	$48,851
Capital expenditures	1,497	1,239	6,744	9,114
Adjusted EBITDA	$7,075	$14,691	25,656	57,965
Accounts reserved (1)	—	944	—	944
Acquisitions EBITDA (2)	—	—	—	2,711
Pro forma cost savings - Reorganization (3)	—	—	—	31
Pro forma cost savings - Acquisitions (4)	—	674	—	3,330
Adjusted net income	$7,075	$13,073	25,656	50,949
Impairment of intangible assets	21,570	—	21,570	—
Acquisition costs (5)	1,344	147	1,650	1,967
Change in fair value of contingent consideration liabilities	51	3,631	2,583	1,106
Other expenses (6)	1,177	2,320	5,117	6,520
Stock-based compensation	1,324	2,417	6,656	6,463
Restructuring costs	146	984	2,312	1,118
Change in fair value of warrant liabilities (7)	(880)	(4,280)	(3,360)	(18,115)
Loss on debt extinguishment	—	—	—	2,108
Subtotal before additional adjustments	$(17,657)	$7,854	(10,872)	49,782
Less: Interest expense	5,292	3,531	17,366	14,166
Less: Income tax (benefit) expense	(4,925)	17,784	(4,105)	19,311
Less: Change in Tax Receivable Agreement liability - Consolidated statements of operations	245	(15,289)	125	(15,289)
Provision for bad debt	456	475	1,761	4,798
Amortization of right-of-use assets	937	—	937	—
Loss on disposal of assets	7	—	7	8
Impairment of intangible assets	21,570	—	21,570	—
Lease restructuring charges	605	(255)	438	542
Loss on debt extinguishment	—	—	—	2,108
Stock-based compensation, net of amounts capitalized	1,324	1,446	6,656	6,393
Amortization of debt issuance costs	341	478	1,490	1,379
Deferred income tax (benefit) provision, net	(2,948)	(1,220)	(4,108)	16,459
Change in fair value of contingent consideration	50	(3,085)	2,583	1,106
Change in fair value of warrant liability	(880)	(6,400)	(3,360)	(18,115)
Change in Tax Receivable Agreement liability - Consolidated statements of cash flows	(1,026)	—	(1,146)	(16,402)
Change in income tax receivable and payable	(1,288)	1,600	9	(727)
Change in accounts receivable	(2,840)	(2,994)	1,984	(8,369)
Change in prepaid expenses and other current assets	(704)	(2,343)	416	(419)
Change in accounts payable and accrued expenses	2,286	4,401	(3,055)	(612)
Change in operating lease liabilities	(2,102)	—	(2,102)	—
Change in other liabilities	57	(326)	(137)	(956)
Net cash (used in) provided by operating activities	$(2,424)	$(6,395)	$(315)	$18,787
______________
(1)For the year ended December 31, 2021, represents bad debt expense associated with a specific strategic customer that we believe will be settled over time.
(2)Pre-acquisition Adjusted EBITDA results from the AAP and Crisp Results acquisitions during the year ended December 31, 2021.
(3)Costs savings as a result of the Company reorganization initiated in Q2 2020.
(4)Cost synergies expected as a result of the full integration of the acquisitions.
(5)Includes business combination transaction fees, acquisition incentive payments and pre-acquisition expenses.

(6)Includes legal fees associated with acquisitions and other extraordinary matters, costs related to philanthropic initiatives, and private warrant transaction related costs.
(7)Mark-to-market warrant liability adjustments.

Adjusted Net Income and Adjusted EPS

We use the non-GAAP measures Adjusted Net Income and Adjusted EPS to assess operating performance. Management believes that these measures provide investors with useful information on period-to-period performance as evaluated by management and comparison with our past financial and operating performance. Management also believes these non-GAAP financial measures are useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. We define Adjusted Net Income (Loss) as net loss attributable to Digital Media Solutions, Inc. adjusted for (x) costs associated with the change in fair value of warrant liabilities, debt extinguishment, Business Combination, acquisition-related costs, equity based compensation and lease restructuring charges and (y) the reallocation of net income (loss) attributable to non-controlling interests from the assumed acquisition by Digital Media Solutions, Inc. of all units of Digital Media Solutions Holdings, LLC (“DMSH LLC”) (other than units held by subsidiaries of Digital Media Solutions, Inc.) for newly-issued shares of Class A Common Stock of Digital Media Solutions, Inc. on a one-to-one basis. We define adjusted pro forma net loss per share as adjusted pro forma net loss divided by the weighted-average shares of Class A Common Stock outstanding, assuming the acquisition by Digital Media Solutions, Inc. of all outstanding DMSH LLC units (other than units held by subsidiaries of Digital Media Solutions, Inc.) for newly-issued shares of Class A Common Stock on a one-to-one-basis.

The following table presents a reconciliation between GAAP Earnings Per Share and Non-GAAP Adjusted Net Income and Adjusted EPS (In thousands, except per share data):

	Three Months Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
Numerator:
Net (loss) income	$(25,135)	$(3,923)	$(52,500)	$6,193
Net (loss) income attributable to non-controlling interest	(9,789)	$222	(20,548)	3,991
Net (loss) income attributable to Digital Media Solutions, Inc.- basic and diluted	$(15,346)	$(4,145)	$(31,952)	$2,202

Denominator:
Weighted average shares - basic	39,959	36,226	38,252	35,249
Add: dilutive effects of equity awards under the 2020 Omnibus Incentive Plan	—	—	27	389
Add: dilutive effects of public warrants	—	—	—	126
Weighted average shares - diluted	39,959	36,226	38,279	35,764

Net (loss) earnings per common share:
Basic and diluted	$(0.38)	$(0.11)	$(0.84)	$0.06

	Years Ended December 31,
	2022	2021
Numerator:
Net (loss) income attributable to Digital Media Solutions, Inc.- basic and diluted	$(31,952)	$2,202
Add adjustments:
Change in fair value of warrant liabilities	(3,360)	(18,115)
Loss on debt extinguishment	—	2,108
Acquisition costs	1,650	1,967
Change in fair value of contingent consideration liabilities	2,583	1,106
Restructuring costs	2,312	1,118
Business combination expenses	—	3,330
Stock-based compensation expense	6,656	6,463
Accounts reserved	—	944
	9,841	(1,079)
Adjusted net (loss) income attributable to Digital Media Solutions, Inc. - basic and diluted	(22,111)	1,123

Denominator:
Weighted-average shares outstanding - basic and diluted	38,252	35,249
Weighted-average LLC Units of DMSH, LLC that are convertible into Class A common stock	24,510	25,853
	62,762	61,102

Adjusted EPS - basic and diluted	$(0.35)	$0.02